SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------



       Date of Report (Date of earliest event reported): December 26, 2000


                                   TCPI, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


    Florida                             0-25406                 65-0308922
    -------                             --------                ----------
(State or other jurisdication          (Commission             (I.R.S. Employer
 of incorporation)                      File Number)         Identification No.)


              3341 S.W. 15th Street
              Pompano Beach, Florida                                 33069
              -----------------------                                -----
       (Address of principal executive offices                     (Zip code)


Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 5.   Other Events

Effectiveness Of Registration Statement
---------------------------------------

         On December 22, 2000, the Company announced that its registration statement filed with the Securities and Exchange Commission (SEC) has been declared effective.

         The Company has registered up to 25,000,000 common shares. The primary selling shareholder, GMF Holdings ("GMF"), may offer up to 13,900,000 shares that it acquires upon conversion of the $10 million principal amount of TCPI's 6% convertible debentures that the Company may issue and sell to GMF when the Company exercises its right to "put" debentures to GMF under TCPI's credit line agreement with GMF. In addition, investors named in a securities purchase agreement may offer up to 7,770,000 shares that they acquire upon conversion of the $1,599,993 principal amount of TCPI's 6% convertible debentures due 2005 that the Company issued to the investors and 640,000 shares that they acquire upon the exercise of warrants. The May Davis Group, Inc. ("MDG") and its affiliates may offer up to 750,000 shares of common stock acquired in consideration for certain services and 2,000,000 shares that they acquire upon the exercise of warrants, and Butler Gonzalez LLP may offer up to 10,000 shares that it acquires upon the exercise of warrants. Pricing for each sale of convertible debentures is based on current market conditions (trading volume and price) at the time of each draw of the credit line. Pricing for each sale of convertible debentures is based on current market prices at the time of each draw of the line of credit. The debentures are convertible into the Company's common stock any time after 120 days from the closing date at the lower of $1.40 per share or 90% of the average closing bid price of TCPI's common stock for the 20 trading days immediately preceding the date of conversion. The term of the line of credit agreement is for a 3-year period ending September 1, 2003.

         The selling shareholders may sell the common stock at prices and on terms determined by the market, in negotiated transactions or through underwriters. GMF is an "underwriter" within the meaning of the Securities Act in connection with its sales of our common stock. TCPI will not receive any proceeds from the sale of shares by the selling shareholders. However, the Company will receive proceeds from the sale of convertible debentures to GMF and upon the exercise of warrants held by investors under the securities purchase agreement, May Davis and its affiliates and Butler Gonzalez.

         Information in this Form 8-K, including any information incorporated by reference herein, includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, and is subject to the safe-harbor created by such sections. The Company's actual results may differ significantly from the results discussed in such forward-looking statements.

         Statements regarding future prospects, business plans and strategies, future revenues and revenue sources, future liquidity and capital resources, the timing and effectiveness, if any, of registration statements and delays associated with such registration related to funding transactions, the possibility of additional equity investments or other strategic transactions, as well as other statements contained in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, and similar statements are forward-looking statements. These statements are based upon assumptions and analyses made by the Company in light of current conditions, future developments and other factors the Company believes are appropriate in the circumstances, or information obtained from third parties and are subject to a

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number of assumptions, risks and uncertainties. Readers are cautioned that forward-looking statements are not guarantees of future performance and that actual results might differ materially from those suggested or projected in the forward-looking statements. Factors that may cause actual future events to differ significantly from those predicted or assumed include, but are not limited to: risks associated with receipt of any required regulatory approvals; risks related to the early stage of the Company's existence and its products' development; the Company's ability to execute its business plans; risks and expense of government regulation and effects of changes in regulation; risks associated with domestic and international economies, currencies and business conditions; and risks associated with uncertainty of litigation and appeals, and the payment of judgments not reversed on appeal or otherwise; the Company's limited cash reserves and sources of liquidity, including the satisfaction of terms and conditions relating to funding, and timing and receipt of proceeds from any funding; uncertainties in availability of expansion capital in the future and other risks associated with capital markets, including funding of ongoing operations, risks associated with the Company's ability to negotiate and obtain additional financing, equity investments or strategic transactions on favorable terms or at all, as well as those listed in the Company's other press releases and in its other filings with the Securities and Exchange Commission. The Company may determine to discontinue or delay the development of any or all of its products under development at any time. Moreover, the Company may not be able to successfully develop and market new products, enter into strategic alliances or implement any or all of its operating strategy unless it is able to generate additional liquidity and working capital. For a complete description of the Company's products and business, see the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and any related Amendments thereto and subsequent quarterly reports on Form 10-Q, as well as the Company's Registration Statement on Form S-2 and Amendments thereto.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 26, 2000     TCPI, INC.



                             By:  /s/ Walter V. Usinowicz, Jr.
                                ------------------------------------------------
                                  Walter V. Usinowicz, Jr.
                                  Vice President of Finance and Chief Financial Officer (Chief Accounting Officer)


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